Exhibit 99.2

Capital One Financial Corporation
Financial Supplement(1)(2)
Second Quarter 2020

__________

(1)
The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Investors should refer to our Quarterly Report on Form 10-Q for the period ended June 30, 2020 once it is filed with the Securities and Exchange Commission.

(2)
This Financial Supplement includes non-GAAP measures. We believe these non-GAAP measures are useful to investors and users of our financial information as they provide an alternate measurement of our performance and assist in assessing our capital adequacy and the level of return generated. These non-GAAP measures should not be viewed as a substitute for reported results determined in accordance with generally accepted accounting principles in the U.S. (“GAAP”), nor are they necessarily comparable to non-GAAP measures that may be presented by other companies.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 1: Financial Summary—Consolidated

						2020 Q2 vs.		Six Months Ended June 30,
(Dollars in millions, except per share data and as noted)	2020	2020	2019	2019	2019	2020	2019			2020 vs.
	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2020	2019	2019
Income Statement
Net interest income	$5,460	$6,025	$6,066	$5,737	$5,746	(9)%	(5)%	$11,485	$11,537	—
Non-interest income	1,096	1,224	1,361	1,222	1,378	(10)	(20)	2,320	2,670	(13)%
Total net revenue(1)	6,556	7,249	7,427	6,959	7,124	(10)	(8)	13,805	14,207	(3)
Provision for credit losses	4,246	5,423	1,818	1,383	1,342	(22)	**	9,669	3,035	**
Non-interest expense:
Marketing	273	491	710	501	546	(44)	(50)	764	1,063	(28)
Operating expense	3,497	3,238	3,451	3,371	3,233	8	8	6,735	6,387	5
Total non-interest expense	3,770	3,729	4,161	3,872	3,779	1	—	7,499	7,450	1
Income (loss) from continuing operations before income taxes	(1,460)	(1,903)	1,448	1,704	2,003	(23)	**	(3,363)	3,722	**
Income tax provision (benefit)	(543)	(563)	270	375	387	(4)	**	(1,106)	696	**
Income (loss) from continuing operations, net of tax	(917)	(1,340)	1,178	1,329	1,616	(32)	**	(2,257)	3,026	**
Income (loss) from discontinued operations, net of tax	(1)	—	(2)	4	9	**	**	(1)	11	**
Net income (loss)	(918)	(1,340)	1,176	1,333	1,625	(31)	**	(2,258)	3,037	**
Dividends and undistributed earnings allocated to participating securities(2)	(1)	(3)	(7)	(10)	(12)	(67)	(92)	(4)	(24)	(83)
Preferred stock dividends	(90)	(55)	(97)	(53)	(80)	64	13	(145)	(132)	10
Issuance cost for redeemed preferred stock(3)	—	(22)	(31)	—	—	**	—	(22)	—	**
Net income (loss) available to common stockholders	$(1,009)	$(1,420)	$1,041	$1,270	$1,533	(29)	**	$(2,429)	$2,881	**
Common Share Statistics
Basic earnings per common share:(2)
Net income (loss) from continuing operations	$(2.21)	$(3.10)	$2.26	$2.70	$3.24	(29)%	**	$(5.31)	$6.11	**
Income from discontinued operations	—	—	—	0.01	0.02	—	**	—	0.02	**
Net income (loss) per basic common share	$(2.21)	$(3.10)	$2.26	$2.71	$3.26	(29)	**	$(5.31)	$6.13	**
Diluted earnings per common share:(2)
Net income (loss) from continuing operations	$(2.21)	$(3.10)	$2.25	$2.68	$3.22	(29)	**	$(5.31)	$6.08	**
Income from discontinued operations	—	—	—	0.01	0.02	—	**	—	0.02	**
Net income (loss) per diluted common share	$(2.21)	$(3.10)	$2.25	$2.69	$3.24	(29)	**	$(5.31)	$6.10	**
Weighted-average common shares outstanding (in millions):
Basic	456.7	457.6	460.9	469.5	470.8	—	(3)%	457.1	470.1	(3)%
Diluted	456.7	457.6	463.4	471.8	473.0	—	(3)	457.1	472.3	(3)
Common shares outstanding (period-end, in millions)	456.3	455.3	456.6	465.7	470.3	—	(3)	456.3	470.3	(3)
Dividends declared and paid per common share	$0.40	$0.40	$0.40	$0.40	$0.40	—	—	$0.80	$0.80	—
Tangible book value per common share (period-end)(4)	78.82	80.68	83.72	80.46	77.65	(2)	2	78.82	77.65	2

						2020 Q2 vs.		Six Months Ended June 30,
(Dollars in millions)	2020	2020	2019	2019	2019	2020	2019			2020 vs.
	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2020	2019	2019
Balance Sheet (Period-End)
Loans held for investment	$251,512	$262,990	$265,809	$249,355	$244,460	(4)%	3%	$251,512	$244,460	3%
Interest-earning assets	389,829	364,472	355,202	344,643	339,160	7	15	389,829	339,160	15
Total assets	421,296	396,878	390,365	378,810	373,619	6	13	421,296	373,619	13
Interest-bearing deposits	275,183	245,142	239,209	234,084	231,161	12	19	275,183	231,161	19
Total deposits	304,238	269,689	262,697	257,148	254,535	13	20	304,238	254,535	20
Borrowings	44,900	55,681	55,697	50,149	49,233	(19)	(9)	44,900	49,233	(9)
Common equity	50,835	51,620	53,157	52,412	51,406	(2)	(1)	50,835	51,406	(1)
Total stockholders’ equity	56,045	56,830	58,011	58,235	55,767	(1)	—	56,045	55,767	—
Balance Sheet (Average Balances)
Loans held for investment	$253,358	$262,889	$258,870	$246,147	$242,653	(4)%	4%	$258,124	$242,307	7%
Interest-earning assets	378,145	355,347	349,150	340,949	338,026	6	12	366,746	337,913	9
Total assets	411,075	390,380	383,162	374,905	371,095	5	11	400,845	370,746	8
Interest-bearing deposits	261,256	241,115	236,250	232,063	230,452	8	13	251,185	229,020	10
Total deposits	288,344	264,653	260,040	255,082	253,634	9	14	276,498	252,528	9
Borrowings	49,827	51,795	51,442	49,413	49,982	(4)	—	50,810	51,510	(1)
Common equity	52,413	53,186	52,641	52,566	50,209	(1)	4	52,799	49,289	7
Total stockholders’ equity	57,623	58,568	58,148	57,245	54,570	(2)	6	58,096	53,650	8

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 2: Selected Metrics—Consolidated

						2020 Q2 vs.				Six Months Ended June 30,
(Dollars in millions, except as noted)	2020	2020	2019	2019	2019	2020		2019				2020 vs.
	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2020	2019	2019
Performance Metrics
Net interest income growth (period over period)	(9)%	(1)%	6%	—	(1)%	**		**		—	2%	**
Non-interest income growth (period over period)	(10)	(10)	11	(11)%	7	**		**		(13)%	(6)	**
Total net revenue growth (period over period)	(10)	(2)	7	(2)	1	**		**		(3)	1	**
Total net revenue margin(5)	6.93	8.16	8.51	8.16	8.43	(123	)bps	(150	)bps	7.53	8.41	(88	)bps
Net interest margin(6)	5.78	6.78	6.95	6.73	6.80	(100)		(102)		6.26	6.83	(57)
Return on average assets	(0.89)	(1.37)	1.23	1.42	1.74	48		**		(1.13)	1.63	**
Return on average tangible assets(7)	(0.93)	(1.43)	1.28	1.48	1.82	50		**		(1.17)	1.70	**
Return on average common equity(8)	(7.69)	(10.68)	7.93	9.63	12.14	299		**		(9.20)	11.65	**
Return on average tangible common equity(9)	(10.74)	(14.85)	11.07	13.45	17.26	4%		**		(12.81)	16.70	**
Non-interest expense as a percentage of average loans held for investment	5.95	5.67	6.43	6.29	6.23	28	bps	(28)		5.81	6.15	(34)
Efficiency ratio(10)	57.50	51.44	56.03	55.64	53.05	6%		4%		54.32	52.44	2%
Operating efficiency ratio(11)	53.34	44.67	46.47	48.44	45.38	9		8		48.79	44.96	4
Effective income tax rate for continuing operations	37.2	29.6	18.6	22.0	19.3	8		18		32.9	18.7	14
Employees (period-end, in thousands)	53.1	52.1	51.9	52.1	50.7	2		5		53.1	50.7	5
Credit Quality Metrics
Allowance for credit losses	$16,832	$14,073	$7,208	$7,037	$7,133	20%		136%		$16,832	$7,133	136%
Allowance coverage ratio	6.69%	5.35%	2.71%	2.82%	2.92%	134	bps	377	bps	6.69%	2.92%	377	bps
Net charge-offs	$1,505	$1,791	$1,683	$1,462	$1,508	(16)%		—		$3,296	$3,107	6%
Net charge-off rate(12)	2.38%	2.72%	2.60%	2.38%	2.48%	(34	)bps	(10	)bps	2.55%	2.56%	(1	)bps
30+ day performing delinquency rate(13)	2.09	2.95	3.51	3.28	3.15	(86)		(106)		2.09	3.15	(106)
30+ day delinquency rate(13)	2.30	3.16	3.74	3.51	3.35	(86)		(105)		2.30	3.35	(105)
Capital Ratios(14)
Common equity Tier 1 capital	12.4%	12.0%	12.2%	12.5%	12.3%	40	bps	10	bps	12.4%	12.3%	10	bps
Tier 1 capital	14.2	13.7	13.7	14.4	13.8	50		40		14.2	13.8	40
Total capital	16.7	16.1	16.1	16.8	16.2	60		50		16.7	16.2	50
Tier 1 leverage	10.3	11.0	11.7	11.9	11.4	(70)		(110)		10.3	11.4	(110)
Tangible common equity (“TCE”)(15)	8.8	9.6	10.2	10.3	10.2	(80)		(140)		8.8	10.2	(140)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 3: Consolidated Statements of Income

						2020 Q2 vs.		Six Months Ended June 30,
	2020	2020	2019	2019	2019	2020	2019			2020 vs.
(Dollars in millions, except per share data and as noted)	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2020	2019	2019
Interest income:
Loans, including loans held for sale	$5,820	$6,542	$6,682	$6,429	$6,383	(11)%	(9)%	$12,362	$12,751	(3)%
Investment securities	482	530	544	583	629	(9)	(23)	1,012	1,284	(21)
Other	16	37	44	63	64	(57)	(75)	53	133	(60)
Total interest income	6,318	7,109	7,270	7,075	7,076	(11)	(11)	13,427	14,168	(5)
Interest expense:
Deposits	611	731	832	901	870	(16)	(30)	1,342	1,687	(20)
Securitized debt obligations	56	99	118	123	139	(43)	(60)	155	282	(45)
Senior and subordinated notes	180	239	236	299	310	(25)	(42)	419	624	(33)
Other borrowings	11	15	18	15	11	(27)	—	26	38	(32)
Total interest expense	858	1,084	1,204	1,338	1,330	(21)	(35)	1,942	2,631	(26)
Net interest income	5,460	6,025	6,066	5,737	5,746	(9)	(5)	11,485	11,537	—
Provision for credit losses	4,246	5,423	1,818	1,383	1,342	(22)	**	9,669	3,035	**
Net interest income after provision for credit losses	1,214	602	4,248	4,354	4,404	102	(72)	1,816	8,502	(79)
Non-interest income:
Interchange fees, net	672	752	811	790	820	(11)	(18)	1,424	1,578	(10)
Service charges and other customer-related fees	258	327	342	283	352	(21)	(27)	585	705	(17)
Net securities gains (losses)	—	—	(18)	5	15	—	**	—	39	**
Other	166	145	226	144	191	14	(13)	311	348	(11)
Total non-interest income	1,096	1,224	1,361	1,222	1,378	(10)	(20)	2,320	2,670	(13)
Non-interest expense:
Salaries and associate benefits	1,704	1,627	1,652	1,605	1,558	5	9	3,331	3,131	6
Occupancy and equipment	523	517	565	519	521	1	—	1,040	1,014	3
Marketing	273	491	710	501	546	(44)	(50)	764	1,063	(28)
Professional services	304	287	318	314	314	6	(3)	591	605	(2)
Communications and data processing	308	302	346	312	329	2	(6)	610	632	(3)
Amortization of intangibles	16	22	28	25	29	(27)	(45)	38	59	(36)
Other(16)	642	483	542	596	482	33	33	1,125	946	19
Total non-interest expense	3,770	3,729	4,161	3,872	3,779	1	—	7,499	7,450	1
Income (loss) from continuing operations before income taxes	(1,460)	(1,903)	1,448	1,704	2,003	(23)	**	(3,363)	3,722	**
Income tax provision (benefit)	(543)	(563)	270	375	387	(4)	**	(1,106)	696	**
Income (loss) from continuing operations, net of tax	(917)	(1,340)	1,178	1,329	1,616	(32)	**	(2,257)	3,026	**
Income (loss) from discontinued operations, net of tax	(1)	—	(2)	4	9	**	**	(1)	11	**
Net income (loss)	(918)	(1,340)	1,176	1,333	1,625	(31)	**	(2,258)	3,037	**
Dividends and undistributed earnings allocated to participating securities(2)	(1)	(3)	(7)	(10)	(12)	(67)	(92)	(4)	(24)	(83)
Preferred stock dividends	(90)	(55)	(97)	(53)	(80)	64	13	(145)	(132)	10
Issuance cost for redeemed preferred stock(3)	—	(22)	(31)	—	—	**	—	(22)	—	**
Net income (loss) available to common stockholders	$(1,009)	$(1,420)	$1,041	$1,270	$1,533	(29)	**	$(2,429)	$2,881	**

						2020 Q2 vs.		Six Months Ended June 30,
	2020	2020	2019	2019	2019	2020	2019			2020 vs.
(Dollars in millions, except per share data and as noted)	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2020	2019	2019
Basic earnings per common share:(2)
Net income (loss) from continuing operations	$(2.21)	$(3.10)	$2.26	$2.70	$3.24	(29)%	**	$(5.31)	$6.11	**
Income from discontinued operations	—	—	—	0.01	0.02	—	**	—	0.02	**
Net income (loss) per basic common share	$(2.21)	$(3.10)	$2.26	$2.71	$3.26	(29)	**	$(5.31)	$6.13	**
Diluted earnings per common share:(2)
Net income (loss) from continuing operations	$(2.21)	$(3.10)	$2.25	$2.68	$3.22	(29)	**	$(5.31)	$6.08	**
Income from discontinued operations	—	—	—	0.01	0.02	—	**	—	0.02	**
Net income (loss) per diluted common share	$(2.21)	$(3.10)	$2.25	$2.69	$3.24	(29)	**	$(5.31)	$6.10	**
Weighted-average common shares outstanding (in millions):
Basic common shares	456.7	457.6	460.9	469.5	470.8	—	(3)%	457.1	470.1	(3)%
Diluted common shares	456.7	457.6	463.4	471.8	473.0	—	(3)	457.1	472.3	(3)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 4: Consolidated Balance Sheets

						2020 Q2 vs.
	2020	2020	2019	2019	2019	2020	2019
(Dollars in millions)	Q2	Q1	Q4	Q3	Q2	Q1	Q2
Assets:
Cash and cash equivalents:
Cash and due from banks	$4,583	$4,545	$4,129	$4,452	$5,184	1%	(12)%
Interest-bearing deposits and other short-term investments	51,235	20,391	9,278	12,668	9,927	151	416
Total cash and cash equivalents	55,818	24,936	13,407	17,120	15,111	124	269
Restricted cash for securitization investors	740	364	342	417	710	103	4
Investment securities:
Securities available for sale	87,859	81,423	79,213	46,168	45,658	8	92
Securities held to maturity	—	—	—	33,894	35,475	—	**
Total investment securities	87,859	81,423	79,213	80,062	81,133	8	8
Loans held for investment:
Unsecuritized loans held for investment	222,310	231,318	231,992	215,892	211,556	(4)	5
Loans held in consolidated trusts	29,202	31,672	33,817	33,463	32,904	(8)	(11)
Total loans held for investment	251,512	262,990	265,809	249,355	244,460	(4)	3
Allowance for credit losses	(16,832)	(14,073)	(7,208)	(7,037)	(7,133)	20	136
Net loans held for investment	234,680	248,917	258,601	242,318	237,327	(6)	(1)
Loans held for sale	711	1,056	400	1,245	1,829	(33)	(61)
Premises and equipment, net	4,324	4,336	4,378	4,311	4,243	—	2
Interest receivable	1,574	1,687	1,758	1,627	1,544	(7)	2
Goodwill	14,645	14,645	14,653	14,624	14,545	—	1
Other assets	20,945	19,514	17,613	17,086	17,177	7	22
Total assets	$421,296	$396,878	$390,365	$378,810	$373,619	6	13

						2020 Q2 vs.
	2020	2020	2019	2019	2019	2020	2019
(Dollars in millions)	Q2	Q1	Q4	Q3	Q2	Q1	Q2
Liabilities:
Interest payable	$380	$359	$439	$370	$437	6%	(13)%
Deposits:
Non-interest-bearing deposits	29,055	24,547	23,488	23,064	23,374	18	24
Interest-bearing deposits	275,183	245,142	239,209	234,084	231,161	12	19
Total deposits	304,238	269,689	262,697	257,148	254,535	13	20
Securitized debt obligations	15,761	17,141	17,808	18,910	16,959	(8)	(7)
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	573	399	314	464	359	44	60
Senior and subordinated notes	28,481	32,049	30,472	30,682	31,822	(11)	(10)
Other borrowings	85	6,092	7,103	93	93	(99)	(9)
Total other debt	29,139	38,540	37,889	31,239	32,274	(24)	(10)
Other liabilities	15,733	14,319	13,521	12,908	13,647	10	15
Total liabilities	365,251	340,048	332,354	320,575	317,852	7	15

Stockholders’ equity:
Preferred stock	0	0	0	0	0	—	—
Common stock	7	7	7	7	7	—	—
Additional paid-in capital, net	33,556	33,450	32,980	33,826	32,262	—	4
Retained earnings	35,361	36,552	40,340	39,476	38,386	(3)	(8)
Accumulated other comprehensive income	3,981	3,679	1,156	453	170	8	**
Treasury stock, at cost	(16,860)	(16,858)	(16,472)	(15,527)	(15,058)	—	12
Total stockholders’ equity	56,045	56,830	58,011	58,235	55,767	(1)	—
Total liabilities and stockholders’ equity	$421,296	$396,878	$390,365	$378,810	$373,619	6	13

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 5: Notes to Financial Summary, Selected Metrics and Consolidated Financial Statements (Tables 1—4)

(1)
Total net revenue was reduced by $318 million in Q2 2020 and $389 million in Q1 2020 for credit card finance charges and fees charged-off as uncollectible, and by $365 million in Q4 2019, $330 million in Q3 2019 and $318 million in Q2 2019 for the estimated uncollectible amount of credit card finance charges and fees and related losses.

(2)
Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total. We also provide adjusted diluted earnings per share, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.

(3)
On March 2, 2020, we redeemed all outstanding shares of our fixed rate 6.00% non-cumulative perpetual preferred stock Series B. The redemption increased our net loss available to common shareholders by $22 million in Q1 2020. On December 2, 2019, we redeemed all outstanding shares of our fixed rate 6.25% non-cumulative perpetual preferred stock Series C and fixed rate 6.70% non-cumulative perpetual preferred stock Series D. The redemption reduced our net income available to common shareholders by $31 million in Q4 2019.

(4)
Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(5)	Total net revenue margin is calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.

(6)	Net interest margin is calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.

(7)
Return on average tangible assets is a non-GAAP measure calculated based on annualized income (loss) from continuing operations, net of tax, for the period divided by average tangible assets for the period. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(8)
Return on average common equity is calculated based on net income (loss) available to common stockholders less income (loss) from discontinued operations, net of tax, for the period, divided by average common equity. Our calculation of return on average common equity may not be comparable to similarly-titled measures reported by other companies.

(9)
Return on average tangible common equity (“ROTCE”) is a non-GAAP measure calculated based on net income (loss) available to common stockholders less income (loss) from discontinued operations, net of tax, for the period, divided by average tangible common equity (“TCE”). Our calculation of return on average TCE may not be comparable to similarly-titled measures reported by other companies. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(10)
Efficiency ratio is calculated based on total non-interest expense for the period divided by total net revenue for the period. We also provide an adjusted efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.

(11)
Operating efficiency ratio is calculated based on operating expense for the period divided by total net revenue for the period. We also provide an adjusted operating efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.

(12)	Net charge-off rate is calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.

(13)	Metrics for Q2 2020 and Q1 2020 include the impact of COVID-19 customer assistance programs where applicable.

(14)
Capital ratios as of the end of Q2 2020 are preliminary and therefore subject to change. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for information on the calculation of each of these ratios.

(15)
TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(16)	Includes net Cybersecurity Incident expenses of $11 million in Q2 2020, $4 million in Q1 2020, $16 million in Q4 2019 and $22 million in Q3 2019, respectively.

**	Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2020 Q2			2020 Q1			2019 Q2
	Average Balance	Interest Income/ Expense	Yield/Rate	Average Balance	Interest Income/ Expense	Yield/Rate	Average Balance	Interest Income/ Expense	Yield/Rate
(Dollars in millions, except as noted)
Interest-earning assets:
Loans, including loans held for sale	$254,402	$5,820	9.15%	$263,631	$6,542	9.93%	$243,831	$6,383	10.47%
Investment securities	81,095	482	2.38	78,212	530	2.71	82,383	629	3.05
Cash equivalents and other	42,648	16	0.15	13,504	37	1.10	11,812	64	2.16
Total interest-earning assets	$378,145	$6,318	6.68	$355,347	$7,109	8.00	$338,026	$7,076	8.37
Interest-bearing liabilities:
Interest-bearing deposits	$261,256	$611	0.94	$241,115	$731	1.21	$230,452	$870	1.51
Securitized debt obligations	16,432	56	1.37	18,054	99	2.20	18,262	139	3.04
Senior and subordinated notes	31,294	180	2.30	31,342	239	3.04	30,630	310	4.05
Other borrowings and liabilities	3,554	11	1.21	3,779	15	1.62	2,322	11	1.91
Total interest-bearing liabilities	$312,536	$858	1.10	$294,290	$1,084	1.47	$281,666	$1,330	1.89
Net interest income/spread		$5,460	5.58		$6,025	6.53		$5,746	6.48
Impact of non-interest-bearing funding			0.20			0.25			0.32
Net interest margin			5.78%			6.78%			6.80%

	Six Months Ended June 30,
	2020			2019
	Average Balance	Interest Income/ Expense	Yield/Rate	Average Balance	Interest Income/ Expense	Yield/Rate
(Dollars in millions, except as noted)
Interest-earning assets:
Loans, including loans held for sale	$259,017	$12,362	9.55%	$243,383	$12,751	10.48%
Investment securities	79,654	1,012	2.54	83,027	1,284	3.09
Cash equivalents and other	28,075	53	0.38	11,503	133	2.31
Total interest-earning assets	$366,746	$13,427	7.32	$337,913	$14,168	8.39
Interest-bearing liabilities:
Interest-bearing deposits	$251,185	$1,342	1.07	$229,020	$1,687	1.47
Securitized debt obligations	17,243	155	1.80	18,503	282	3.05
Senior and subordinated notes	31,318	419	2.67	30,732	624	4.06
Other borrowings and liabilities	3,667	26	1.42	3,497	38	2.20
Total interest-bearing liabilities	$303,413	$1,942	1.28	$281,752	$2,631	1.87
Net interest income/spread		$11,485	6.04		$11,537	6.52
Impact of non-interest-bearing funding			0.22			0.31
Net interest margin			6.26%			6.83%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 7: Loan Information and Performance Statistics

						2020 Q2 vs.		Six Months Ended June 30,
	2020	2020	2019	2019	2019	2020	2019	2020	2019	2020 vs. 2019
(Dollars in millions, except as noted)	Q2	Q1	Q4	Q3	Q2	Q1	Q2
Loans Held for Investment (Period-End)
Credit card:
Domestic credit card	$99,390	$109,549	$118,606	$104,664	$102,959	(9)%	(3)%	$99,390	$102,959	(3)%
International card businesses	7,920	8,248	9,630	9,017	9,182	(4)	(14)	7,920	9,182	(14)
Total credit card(1)	107,310	117,797	128,236	113,681	112,141	(9)	(4)	107,310	112,141	(4)
Consumer banking:
Auto	63,319	61,364	60,362	59,278	57,556	3	10	63,319	57,556	10
Retail banking	3,393	2,669	2,703	2,737	2,771	27	22	3,393	2,771	22
Total consumer banking	66,712	64,033	63,065	62,015	60,327	4	11	66,712	60,327	11
Commercial banking:
Commercial and multifamily real estate	30,953	32,373	30,245	30,009	29,861	(4)	4	30,953	29,861	4
Commercial and industrial	46,537	48,787	44,263	43,650	42,125	(5)	10	46,537	42,125	10
Total commercial lending	77,490	81,160	74,508	73,659	71,986	(5)	8	77,490	71,986	8
Small-ticket commercial real estate	—	—	—	—	6	**	**	—	6	**
Total commercial banking	77,490	81,160	74,508	73,659	71,992	(5)	8	77,490	71,992	8
Total loans held for investment	$251,512	$262,990	$265,809	$249,355	$244,460	(4)	3	$251,512	$244,460	3
Loans Held for Investment (Average)
Credit card:
Domestic credit card	$100,996	$113,711	$112,965	$103,426	$101,930	(11)%	(1)%	$107,354	$102,296	5%
International card businesses	7,752	9,065	9,120	8,945	8,868	(14)	(13)	8,408	8,829	(5)
Total credit card(1)	108,748	122,776	122,085	112,371	110,798	(11)	(2)	115,762	111,125	4
Consumer banking:
Auto	61,798	61,005	59,884	58,517	57,070	1	8	61,401	56,654	8
Retail banking	3,053	2,666	2,712	2,752	2,788	15	10	2,860	2,809	2
Total consumer banking	64,851	63,671	62,596	61,269	59,858	2	8	64,261	59,463	8
Commercial banking:
Commercial and multifamily real estate	31,723	31,081	30,173	29,698	29,514	2	7	31,402	29,276	7
Commercial and industrial	48,036	45,361	44,016	42,807	42,476	6	13	46,699	42,304	10
Total commercial lending	79,759	76,442	74,189	72,505	71,990	4	11	78,101	71,580	9
Small-ticket commercial real estate	—	—	—	2	7	**	**	—	139	**
Total commercial banking	79,759	76,442	74,189	72,507	71,997	4	11	78,101	71,719	9
Total average loans held for investment	$253,358	$262,889	$258,870	$246,147	$242,653	(4)	4	$258,124	$242,307	7

						2020 Q2 vs.				Six Months Ended June 30,
	2020	2020	2019	2019	2019	2020		2019		2020	2019	2020 vs. 2019
	Q2	Q1	Q4	Q3	Q2	Q1		Q2
Net Charge-Off Rates
Credit card:
Domestic credit card	4.53%	4.68%	4.32%	4.12%	4.86%	(15	)bps	(33	)bps	4.61%	4.95%	(34	)bps
International card businesses	3.47	4.65	4.22	3.78	3.63	(118)		(16)		4.11	3.41	70
Total credit card	4.46	4.68	4.31	4.09	4.76	(22)		(30)		4.57	4.83	(26)
Consumer banking:
Auto	1.16	1.51	1.90	1.60	1.09	(35)		7		1.33	1.26	7
Retail banking	1.78	2.37	2.77	2.55	2.42	(59)		(64)		2.05	2.49	(44)
Total consumer banking	1.19	1.54	1.93	1.64	1.15	(35)		4		1.36	1.32	4
Commercial banking:
Commercial and multifamily real estate	0.09	—	—	0.02	—	9		9		0.04	—	4
Commercial and industrial	0.78	0.96	0.60	0.55	0.15	(18)		63		0.87	0.14	73
Total commercial banking	0.51	0.57	0.35	0.33	0.09	(6)		42		0.54	0.08	46
Total net charge-offs	2.38	2.72	2.60	2.38	2.48	(34)		(10)		2.55	2.56	(1)
30+ Day Performing Delinquency Rates(2)
Credit card:
Domestic credit card	2.74%	3.69%	3.93%	3.71%	3.40%	(95	)bps	(66	)bps	2.74%	3.40%	(66	)bps
International card businesses	2.71	3.66	3.47	3.52	3.40	(95)		(69)		2.71	3.40	(69)
Total credit card	2.74	3.69	3.89	3.69	3.40	(95)		(66)		2.74	3.40	(66)
Consumer banking:
Auto	3.28	5.29	6.88	6.47	6.10	(201)		(282)		3.28	6.10	(282)
Retail banking	0.89	1.27	1.02	1.01	0.93	(38)		(4)		0.89	0.93	(4)
Total consumer banking	3.16	5.12	6.63	6.23	5.87	(196)		(271)		3.16	5.87	(271)
Nonperforming Loans and Nonperforming Assets Rates(3)(4)
Credit card:
International card businesses	0.29%	0.29%	0.26%	0.25%	0.25%	—		4	bps	0.29%	0.25%	4	bps
Total credit card	0.02	0.02	0.02	0.02	0.02	—		—		0.02	0.02	—
Consumer banking:
Auto	0.41	0.62	0.81	0.73	0.64	(21	)bps	(23)		0.41	0.64	(23)
Retail banking	0.70	0.88	0.87	0.91	1.02	(18)		(32)		0.70	1.02	(32)
Total consumer banking	0.43	0.63	0.81	0.74	0.66	(20)		(23)		0.43	0.66	(23)
Commercial banking:
Commercial and multifamily real estate	0.54	0.22	0.12	0.12	0.14	32		40		0.54	0.14	40
Commercial and industrial	1.06	0.87	0.93	0.95	0.74	19		32		1.06	0.74	32
Total commercial banking	0.85	0.61	0.60	0.61	0.50	24		35		0.85	0.50	35
Total nonperforming loans	0.38	0.35	0.37	0.37	0.32	3		6		0.38	0.32	6
Total nonperforming assets	0.39	0.37	0.39	0.40	0.34	2		5		0.39	0.34	5

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 8: Allowance for Credit Losses and Reserve for Unfunded Lending Commitments Activity

	Three Months Ended June 30, 2020
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for credit losses:
Balance as of March 31, 2020	$9,806	$540	$10,346	$2,058	$96	$2,154	$1,573	$14,073
Charge-offs	(1,493)	(119)	(1,612)	(399)	(17)	(416)	(103)	(2,131)
Recoveries	350	51	401	220	4	224	1	626
Net charge-offs	(1,143)	(68)	(1,211)	(179)	(13)	(192)	(102)	(1,505)
Provision for credit losses	2,906	38	2,944	847	29	876	432	4,252
Allowance build (release) for credit losses	1,763	(30)	1,733	668	16	684	330	2,747
Other changes(5)	—	12	12	—	—	—	—	12
Balance as of June 30, 2020	11,569	522	12,091	2,726	112	2,838	1,903	16,832
Reserve for unfunded lending commitments:
Balance as of March 31, 2020	—	—	—	—	—	—	223	223
Benefit for losses on unfunded lending commitments	—	—	—	—	—	—	(5)	(5)
Balance as of June 30, 2020	—	—	—	—	—	—	218	218
Combined allowance and reserve as of June 30, 2020	$11,569	$522	$12,091	$2,726	$112	$2,838	$2,121	$17,050

	Six Months Ended June 30, 2020
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for credit losses:
Balance as of December 31, 2019	$4,997	$398	$5,395	$984	$54	$1,038	$775	$7,208
Cumulative effects from adoption of the current expected credit loss (“CECL”) standard	2,237	4	2,241	477	25	502	102	2,845
Finance charge and fee reserve reclassification(1)	439	23	462	—	—	—	—	462
Balance as of January 1, 2020	7,673	425	8,098	1,461	79	1,540	877	10,515
Charge-offs	(3,208)	(253)	(3,461)	(875)	(37)	(912)	(215)	(4,588)
Recoveries	734	80	814	466	8	474	4	1,292
Net charge-offs	(2,474)	(173)	(2,647)	(409)	(29)	(438)	(211)	(3,296)
Provision for credit losses	6,370	276	6,646	1,674	62	1,736	1,237	9,619
Allowance build for credit losses	3,896	103	3,999	1,265	33	1,298	1,026	6,323
Other changes(5)	—	(6)	(6)	—	—	—	—	(6)
Balance as of June 30, 2020	11,569	522	12,091	2,726	112	2,838	1,903	16,832
Reserve for unfunded lending commitments:
Balance as of December 31, 2019	—	—	—	—	5	5	130	135
Cumulative effects from adoption of the CECL standard	—	—	—	—	(5)	(5)	42	37
Balance as of January 1, 2020	—	—	—	—	—	—	172	172
Provision for losses on unfunded lending commitments	—	—	—	—	—	—	46	46
Balance as of June 30, 2020	—	—	—	—	—	—	218	218
Combined allowance and reserve as of June 30, 2020	$11,569	$522	$12,091	$2,726	$112	$2,838	$2,121	$17,050

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 9: Financial Summary—Business Segment Results

	Three Months Ended June 30, 2020					Six Months Ended June 30, 2020
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(6)	Other(6)	Total	Credit Card	Consumer Banking	Commercial Banking(6)	Other(6)	Total
Net interest income (loss)	$3,369	$1,665	$518	$(92)	$5,460	$7,071	$3,322	$1,009	$83	$11,485
Non-interest income (loss)	845	97	180	(26)	1,096	1,756	223	418	(77)	2,320
Total net revenue (loss)	4,214	1,762	698	(118)	6,556	8,827	3,545	1,427	6	13,805
Provision (benefit) for credit losses	2,944	876	427	(1)	4,246	6,646	1,736	1,283	4	9,669
Non-interest expense	1,969	1,036	425	340	3,770	4,177	2,027	837	458	7,499
Loss from continuing operations before income taxes	(699)	(150)	(154)	(457)	(1,460)	(1,996)	(218)	(693)	(456)	(3,363)
Income tax benefit	(166)	(36)	(36)	(305)	(543)	(472)	(52)	(164)	(418)	(1,106)
Loss from continuing operations, net of tax	$(533)	$(114)	$(118)	$(152)	$(917)	$(1,524)	$(166)	$(529)	$(38)	$(2,257)

	Three Months Ended March 31, 2020
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(6)	Other(6)	Total
Net interest income	$3,702	$1,657	$491	$175	$6,025
Non-interest income (loss)	911	126	238	(51)	1,224
Total net revenue	4,613	1,783	729	124	7,249
Provision for credit losses	3,702	860	856	5	5,423
Non-interest expense	2,208	991	412	118	3,729
Income (loss) from continuing operations before income taxes	(1,297)	(68)	(539)	1	(1,903)
Income tax benefit	(306)	(16)	(128)	(113)	(563)
Income (loss) from continuing operations, net of tax	$(991)	$(52)	$(411)	$114	$(1,340)

	Three Months Ended June 30, 2019					Six Months Ended June 30, 2019
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(6)	Other(6)	Total	Credit Card	Consumer Banking	Commercial Banking(6)	Other(6)	Total
Net interest income (loss)	$3,531	$1,709	$514	$(8)	$5,746	$7,121	$3,388	$1,003	$25	$11,537
Non-interest income (loss)	1,038	166	200	(26)	1,378	1,988	326	387	(31)	2,670
Total net revenue (loss)	4,569	1,875	714	(34)	7,124	9,109	3,714	1,390	(6)	14,207
Provision for credit losses	1,095	165	82	—	1,342	2,484	400	151	—	3,035
Non-interest expense	2,253	1,002	427	97	3,779	4,424	1,996	844	186	7,450
Income (loss) from continuing operations before income taxes	1,221	708	205	(131)	2,003	2,201	1,318	395	(192)	3,722
Income tax provision (benefit)	283	165	48	(109)	387	512	307	92	(215)	696
Income (loss) from continuing operations, net of tax	$938	$543	$157	$(22)	$1,616	$1,689	$1,011	$303	$23	$3,026

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 10: Financial & Statistical Summary—Credit Card Business

						2020 Q2 vs.				Six Months Ended June 30,
	2020	2020	2019	2019	2019	2020		2019				2020 vs.
(Dollars in millions, except as noted)	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2020	2019	2019
Credit Card
Earnings:
Net interest income	$3,369	$3,702	$3,794	$3,546	$3,531	(9)%		(5)%		$7,071	$7,121	(1)%
Non-interest income	845	911	1,030	870	1,038	(7)		(19)		1,756	1,988	(12)
Total net revenue	4,214	4,613	4,824	4,416	4,569	(9)		(8)		8,827	9,109	(3)
Provision for credit losses	2,944	3,702	1,421	1,087	1,095	(20)		169		6,646	2,484	168
Non-interest expense	1,969	2,208	2,487	2,360	2,253	(11)		(13)		4,177	4,424	(6)
Income (loss) from continuing operations before income taxes	(699)	(1,297)	916	969	1,221	(46)		**		(1,996)	2,201	**
Income tax provision (benefit)	(166)	(306)	212	235	283	(46)		**		(472)	512	**
Income (loss) from continuing operations, net of tax	$(533)	$(991)	$704	$734	$938	(46)		**		$(1,524)	$1,689	**
Selected performance metrics:
Period-end loans held for investment(1)	$107,310	$117,797	$128,236	$113,681	$112,141	(9)		(4)		$107,310	$112,141	(4)
Average loans held for investment(1)	108,748	122,776	122,085	112,371	110,798	(11)		(2)		115,762	111,125	4
Average yield on loans held for investment(7)	13.72%	14.46%	15.02%	15.55%	15.66%	(74	)bps	(194	)bps	14.11%	15.72%	(161	)bps
Total net revenue margin(8)	15.50	15.03	15.80	15.72	16.50	47		(100)		15.25	16.39	(114)
Net charge-off rate	4.46	4.68	4.31	4.09	4.76	(22)		(30)		4.57	4.83	(26)
30+ day performing delinquency rate	2.74	3.69	3.89	3.69	3.40	(95)		(66)		2.74	3.40	(66)
30+ day delinquency rate	2.75	3.70	3.91	3.71	3.42	(95)		(67)		2.75	3.42	(67)
Nonperforming loan rate(3)	0.02	0.02	0.02	0.02	0.02	—		—		0.02	0.02	—
Purchase volume(9)	$90,149	$99,920	$116,631	$108,034	$106,903	(10)%		(16)%		$190,069	$200,100	(5)%

						2020 Q2 vs.				Six Months Ended June 30,
	2020	2020	2019	2019	2019	2020		2019				2020 vs.
(Dollars in millions, except as noted)	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2020	2019	2019
Domestic Card
Earnings:
Net interest income	$3,094	$3,381	$3,473	$3,299	$3,220	(8)%		(4)%		$6,475	$6,493	—
Non-interest income	795	842	962	878	971	(6)		(18)		1,637	1,844	(11)%
Total net revenue	3,889	4,223	4,435	4,177	4,191	(8)		(7)		8,112	8,337	(3)
Provision for credit losses	2,906	3,464	1,346	1,010	1,024	(16)		184		6,370	2,315	175
Non-interest expense	1,776	1,984	2,249	2,076	2,034	(10)		(13)		3,760	3,983	(6)
Income (loss) from continuing operations before income taxes	(793)	(1,225)	840	1,091	1,133	(35)		**		(2,018)	2,039	**
Income tax provision (benefit)	(188)	(290)	196	254	264	(35)		**		(478)	475	**
Income (loss) from continuing operations, net of tax	$(605)	$(935)	$644	$837	$869	(35)		**		$(1,540)	$1,564	**
Selected performance metrics:
Period-end loans held for investment(1)	$99,390	$109,549	$118,606	$104,664	$102,959	(9)		(3)		$99,390	$102,959	(3)
Average loans held for investment(1)	100,996	113,711	112,965	103,426	101,930	(11)		(1)		107,354	102,296	5
Average yield on loans held for investment(7)	13.52%	14.30%	14.91%	15.74%	15.60%	(78	)bps	(208	)bps	13.93%	15.65%	(172	)bps
Total net revenue margin(8)	15.40	14.86	15.70	16.15	16.45	54		(105)		15.11	16.30	(119)
Net charge-off rate	4.53	4.68	4.32	4.12	4.86	(15)		(33)		4.61	4.95	(34)
30+ day performing delinquency rate	2.74	3.69	3.93	3.71	3.40	(95)		(66)		2.74	3.40	(66)
Purchase volume(9)	$82,860	$92,248	$107,154	$99,087	$98,052	(10)%		(15)%		$175,108	$183,790	(5)%
Refreshed FICO scores:(10)
Greater than 660	67%	65%	67%	68%	68%	2		(1)		67%	68%	(1)
660 or below	33	35	33	32	32	(2)		1		33	32	1
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 11: Financial & Statistical Summary—Consumer Banking Business

						2020 Q2 vs.				Six Months Ended June 30,
	2020	2020	2019	2019	2019	2020		2019				2020 vs.
(Dollars in millions, except as noted)	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2020	2019	2019
Consumer Banking
Earnings:
Net interest income	$1,665	$1,657	$1,662	$1,682	$1,709	—		(3)%		$3,322	$3,388	(2)%
Non-interest income	97	126	152	165	166	(23)%		(42)		223	326	(32)
Total net revenue	1,762	1,783	1,814	1,847	1,875	(1)		(6)		3,545	3,714	(5)
Provision for credit losses	876	860	335	203	165	2		**		1,736	400	**
Non-interest expense	1,036	991	1,110	985	1,002	5		3		2,027	1,996	2
Income (loss) from continuing operations before income taxes	(150)	(68)	369	659	708	121		**		(218)	1,318	**
Income tax provision (benefit)	(36)	(16)	86	154	165	125		**		(52)	307	**
Income (loss) from continuing operations, net of tax	$(114)	$(52)	$283	$505	$543	119		**		$(166)	$1,011	**
Selected performance metrics:
Period-end loans held for investment	$66,712	$64,033	$63,065	$62,015	$60,327	4		11		$66,712	$60,327	11
Average loans held for investment	64,851	63,671	62,596	61,269	59,858	2		8		64,261	59,463	8
Average yield on loans held for investment(7)	8.41%	8.46%	8.51%	8.47%	8.36%	(5	)bps	5	bps	8.44%	8.25%	19	bps
Auto loan originations	$8,292	$7,640	$7,527	$8,175	$7,327	9%		13%		$15,931	$13,549	18%
Period-end deposits	246,804	217,607	213,099	206,423	205,220	13		20		246,804	205,220	20
Average deposits	232,293	215,071	209,783	204,933	204,164	8		14		223,682	202,627	10
Average deposits interest rate	0.89%	1.06%	1.20%	1.31%	1.26%	(17	)bps	(37	)bps	0.97%	1.22%	(25	)bps
Net charge-off rate	1.19	1.54	1.93	1.64	1.15	(35)		4		1.36	1.32	4
30+ day performing delinquency rate	3.16	5.12	6.63	6.23	5.87	(196)		(271)		3.16	5.87	(271)
30+ day delinquency rate	3.48	5.65	7.34	6.86	6.41	(217)		(293)		3.48	6.41	(293)
Nonperforming loan rate(3)	0.43	0.63	0.81	0.74	0.66	(20)		(23)		0.43	0.66	(23)
Nonperforming asset rate(4)	0.46	0.71	0.91	0.83	0.75	(25)		(29)		0.46	0.75	(29)
Auto—At origination FICO scores:(11)
Greater than 660	46%	47%	48%	48%	49%	(1)%		(3)%		46%	49%	(3)%
621 - 660	20	20	20	20	19	—		1		20	19	1
620 or below	34	33	32	32	32	1		2		34	32	2
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 12: Financial & Statistical Summary—Commercial Banking Business

						2020 Q2 vs.				Six Months Ended June 30,
	2020	2020	2019	2019	2019	2020		2019				2020 vs.
(Dollars in millions, except as noted)	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2020	2019	2019
Commercial Banking
Earnings:
Net interest income	$518	$491	$494	$486	$514	5%		1%		$1,009	$1,003	1%
Non-interest income	180	238	223	221	200	(24)		(10)		418	387	8
Total net revenue(6)	698	729	717	707	714	(4)		(2)		1,427	1,390	3
Provision for credit losses	427	856	62	93	82	(50)		**		1,283	151	**
Non-interest expense	425	412	441	414	427	3		—		837	844	(1)
Income (loss) from continuing operations before income taxes	(154)	(539)	214	200	205	(71)		**		(693)	395	**
Income tax provision (benefit)	(36)	(128)	50	46	48	(72)		**		(164)	92	**
Income (loss) from continuing operations, net of tax	$(118)	$(411)	$164	$154	$157	(71)		**		$(529)	$303	**
Selected performance metrics:
Period-end loans held for investment	$77,490	$81,160	$74,508	$73,659	$71,992	(5)		8		$77,490	$71,992	8
Average loans held for investment	79,759	76,442	74,189	72,507	71,997	4		11		78,101	71,719	9
Average yield on loans held for investment(6)(7)	3.00%	3.88%	4.22%	4.45%	4.75%	(88	)bps	(175	)bps	3.43%	4.68%	(125	)bps
Period-end deposits	$35,669	$32,822	$32,134	$30,923	$30,761	9%		16%		$35,669	$30,761	16%
Average deposits	34,635	32,238	32,034	30,693	31,364	7		10		33,437	31,092	8
Average deposits interest rate	0.30%	0.89%	1.10%	1.25%	1.28%	(59	)bps	(98	)bps	0.58%	1.19%	(61	)bps
Net charge-off rate	0.51	0.57	0.35	0.33	0.09	(6)		42		0.54	0.08	46
Nonperforming loan rate(3)	0.85	0.61	0.60	0.61	0.50	24		35		0.85	0.50	35
Nonperforming asset rate(4)	0.85	0.61	0.60	0.61	0.50	24		35		0.85	0.50	35
Risk category:(12)
Noncriticized	$70,881	$77,714	$71,848	$71,144	$69,390	(9)%		2%		$70,881	$69,390	2%
Criticized performing	5,949	2,952	2,181	2,035	2,211	102		169		5,949	2,211	169
Criticized nonperforming	660	494	448	449	360	34		83		660	360	83
PCI loans	—	—	31	31	31	—		**		—	31	**
Total commercial banking loans	$77,490	$81,160	$74,508	$73,659	$71,992	(5)		8		$77,490	$71,992	8
Risk category as a percentage of period-end loans held for investment:(12)
Noncriticized	91.4%	95.8%	96.5%	96.6%	96.4%	(4)		(5)		91.4%	96.4%	(5)
Criticized performing	7.7	3.6	2.9	2.8	3.1	4		5		7.7	3.1	5
Criticized nonperforming	0.9	0.6	0.6	0.6	0.5	30	bps	40	bps	0.9	0.5	40	bps
Total commercial banking loans	100.0%	100.0%	100.0%	100.0%	100.0%					100.0%	100.0%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 13: Financial & Statistical Summary—Other and Total

						2020 Q2 vs.		Six Months Ended June 30,
	2020	2020	2019	2019	2019	2020	2019			2020 vs.
(Dollars in millions)	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2020	2019	2019
Other
Earnings:
Net interest income (loss)	$(92)	$175	$116	$23	$(8)	**	**	$83	$25	**
Non-interest loss	(26)	(51)	(44)	(34)	(26)	(49)%	—	(77)	(31)	148%
Total net revenue (loss)(6)	(118)	124	72	(11)	(34)	**	**	6	(6)	**
Provision (benefit) for credit losses	(1)	5	—	—	—	**	**	4	—	**
Non-interest expense(13)(14)	340	118	123	113	97	188	**	458	186	146
Income (loss) from continuing operations before income taxes	(457)	1	(51)	(124)	(131)	**	**	(456)	(192)	138
Income tax benefit	(305)	(113)	(78)	(60)	(109)	170	180%	(418)	(215)	94
Income (loss) from continuing operations, net of tax	$(152)	$114	$27	$(64)	$(22)	**	**	$(38)	$23	**
Selected performance metrics:
Period-end deposits	$21,765	$19,260	$17,464	$19,802	$18,554	13	17	$21,765	$18,554	17
Average deposits	21,416	17,344	18,223	19,456	18,106	23	18	19,379	18,809	3
Total
Earnings:
Net interest income	$5,460	$6,025	$6,066	$5,737	$5,746	(9)%	(5)%	$11,485	$11,537	—
Non-interest income	1,096	1,224	1,361	1,222	1,378	(10)	(20)	2,320	2,670	(13)%
Total net revenue	6,556	7,249	7,427	6,959	7,124	(10)	(8)	13,805	14,207	(3)
Provision for credit losses	4,246	5,423	1,818	1,383	1,342	(22)	**	9,669	3,035	**
Non-interest expense	3,770	3,729	4,161	3,872	3,779	1	—	7,499	7,450	1
Income (loss) from continuing operations before income taxes	(1,460)	(1,903)	1,448	1,704	2,003	(23)	**	(3,363)	3,722	**
Income tax provision (benefit)	(543)	(563)	270	375	387	(4)	**	(1,106)	696	**
Income (loss) from continuing operations, net of tax	$(917)	$(1,340)	$1,178	$1,329	$1,616	(32)	**	$(2,257)	$3,026	**
Selected performance metrics:
Period-end loans held for investment	$251,512	$262,990	$265,809	$249,355	$244,460	(4)	3	$251,512	$244,460	3
Average loans held for investment	253,358	262,889	258,870	246,147	242,653	(4)	4	258,124	242,307	7
Period-end deposits	304,238	269,689	262,697	257,148	254,535	13	20	304,238	254,535	20
Average deposits	288,344	264,653	260,040	255,082	253,634	9	14	276,498	252,528	9

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 14: Notes to Loan, Allowance and Business Segment Disclosures (Tables 7—13)

(1)
Concurrent with our adoption of the CECL standard in the first quarter of 2020, we reclassified our finance charge and fee reserve to our allowance for credit losses, with a corresponding increase to credit card loans held for investment.

(2)	Metrics for Q2 2020 and Q1 2020 include the impact of COVID-19 customer assistance programs where applicable.

(3)	Nonperforming loan rates are calculated based on nonperforming loans for each category divided by period-end total loans held for investment for each respective category.

(4)
Nonperforming assets consist of nonperforming loans, repossessed assets and other foreclosed assets. The total nonperforming asset rate is calculated based on total nonperforming assets divided by the combined period-end total loans held for investment, repossessed assets and other foreclosed assets.

(5)	Represents foreign currency translation adjustments.

(6)
Some of our commercial investments generate tax-exempt income, tax credits or other tax benefits. Accordingly, we present our Commercial Banking revenue and yields on a taxable-equivalent basis, calculated using the federal statutory tax rate of 21% and state taxes where applicable, with offsetting reductions to the Other category.

(7)
Average yield on loans held for investment is calculated based on annualized interest income for the period divided by average loans held for investment during the period for the respective loan category. Annualized interest income is computed based on the effective yield of the respective loan category and does not include any allocations, such as funds transfer pricing.

(8)	Total net revenue margin is calculated based on annualized total net revenue for the period divided by average loans held for investment during the period for the respective loan category.

(9)	Purchase volume consists of purchase transactions, net of returns, for the period, and excludes cash advance and balance transfer transactions.

(10)
Percentages represent period-end loans held for investment in each credit score category. Domestic card credit scores generally represent FICO scores. These scores are obtained from one of the major credit bureaus at origination and are refreshed monthly thereafter. We approximate non-FICO credit scores to comparable FICO scores for consistency purposes. Balances for which no credit score is available or the credit score is invalid are included in the 660 or below category.

(11)
Percentages represent period-end loans held for investment in each credit score category. Auto credit scores generally represent average FICO scores obtained from three credit bureaus at the time of application and are not refreshed thereafter. Balances for which no credit score is available or the credit score is invalid are included in the 620 or below category.

(12)	Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.

(13)	Includes charges incurred as a result of restructuring activities.

(14)	Includes net Cybersecurity Incident expenses of $11 million in Q2 2020, $4 million in Q1 2020, $16 million in Q4 2019 and $22 million in Q3 2019, respectively.

**	Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures(1)

	Basel III Standardized Approach
(Dollars in millions, except as noted)	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
Regulatory Capital Metrics
Common equity excluding AOCI	$50,614	$51,018	$52,001	$51,959	$51,236
Adjustments:
AOCI, net of tax(2)	(145)	(170)	1,156	453	170
Goodwill, net of related deferred tax liabilities	(14,449)	(14,453)	(14,465)	(14,439)	(14,365)
Intangible assets, net of related deferred tax liabilities	(135)	(151)	(170)	(180)	(194)
Other(2)	—	—	(360)	(588)	(401)
Common equity Tier 1 capital	$35,885	$36,244	$38,162	$37,205	$36,446
Tier 1 capital	$41,094	$41,453	$43,015	$43,028	$40,806
Total capital(3)	48,506	48,775	50,350	50,174	47,919
Risk-weighted assets	290,062	302,871	313,155	298,130	295,255
Adjusted average assets(4)	398,062	377,360	368,511	360,266	356,518
Capital Ratios
Common equity Tier 1 capital(5)	12.4%	12.0%	12.2%	12.5%	12.3%
Tier 1 capital(6)	14.2	13.7	13.7	14.4	13.8
Total capital(7)	16.7	16.1	16.1	16.8	16.2
Tier 1 leverage(4)	10.3	11.0	11.7	11.9	11.4
Tangible common equity (“TCE”)(8)	8.8	9.6	10.2	10.3	10.2

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of our adjusted results that we believe help investors and users of our financial information understand the effect of adjusting items on our selected reported results. These adjusted results provide alternate measurements of our operating performance, both for the current period and trends across multiple periods. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2020				2020				Six Months Ended
	Q2				Q1				June 30, 2020
(Dollars in millions, except per share data and as noted)	Reported Results	Adj.(9)		Adjusted Results	Reported Results	Adj.(9)		Adjusted Results	Reported Results	Adj.(9)		Adjusted Results
Selected income statement data:
Net interest income	$5,460	—		$5,460	$6,025	—		$6,025	$11,485	—		$11,485
Non-interest income	1,096	—		1,096	1,224	—		1,224	2,320	—		2,320
Total net revenue	6,556	—		6,556	7,249	—		7,249	13,805	—		13,805
Provision for credit losses	4,246	—		4,246	5,423	—		5,423	9,669	—		9,669
Non-interest expense	3,770	$(276)		3,494	3,729	$(49)		3,680	7,499	$(325)		7,174
Income (loss) from continuing operations before income taxes	(1,460)	276		(1,184)	(1,903)	49		(1,854)	(3,363)	325		(3,038)
Income tax provision (benefit)	(543)	3		(540)	(563)	12		(551)	(1,106)	15		(1,091)
Income (loss) from continuing operations, net of tax	(917)	273		(644)	(1,340)	37		(1,303)	(2,257)	310		(1,947)
Income (loss) from discontinued operations, net of tax	(1)	—		(1)	—	—		—	(1)	—		(1)
Net income (loss)	(918)	273		(645)	(1,340)	37		(1,303)	(2,258)	310		(1,948)
Dividends and undistributed earnings allocated to participating securities(10)	(1)	—		(1)	(3)	—		(3)	(4)	—		(4)
Preferred stock dividends	(90)	—		(90)	(55)	—		(55)	(145)	—		(145)
Issuance cost for redeemed preferred stock	—	—		—	(22)	—		(22)	(22)	—		(22)
Net income (loss) available to common stockholders	$(1,009)	$273		$(736)	$(1,420)	$37		$(1,383)	$(2,429)	$310		$(2,119)
Selected performance metrics:
Diluted EPS(10)	$(2.21)	$0.60		$(1.61)	$(3.10)	$0.08		$(3.02)	$(5.31)	$0.67		$(4.64)
Efficiency ratio	57.50%	(421	)bps	53.29%	51.44%	(67	)bps	50.77%	54.32%	(235	)bps	51.97%
Operating efficiency ratio	53.34	(421)		49.13	44.67	(68)		43.99	48.79	(236)		46.43

	2019				2019				Six Months Ended
	Q2				Q1				June 30, 2019
(Dollars in millions, except per share data and as noted)	Reported Results	Adj.(9)		Adjusted Results	Reported Results	Adj.(9)		Adjusted Results	Reported Results	Adj.(9)		Adjusted Results
Selected income statement data:
Net interest income	$5,746	—		$5,746	$5,791	—		$5,791	$11,537	—		$11,537
Non-interest income	1,378	$1		1,379	1,292	—		1,292	2,670	$1		2,671
Total net revenue	7,124	1		7,125	7,083	—		7,083	14,207	1		14,208
Provision for credit losses	1,342	—		1,342	1,693	—		1,693	3,035	—		3,035
Non-interest expense	3,779	(81)		3,698	3,671	$(25)		3,646	7,450	(106)		7,344
Income from continuing operations before income taxes	2,003	82		2,085	1,719	25		1,744	3,722	107		3,829
Income tax provision	387	19		406	309	6		315	696	25		721
Income from continuing operations, net of tax	1,616	63		1,679	1,410	19		1,429	3,026	82		3,108
Income from discontinued operations, net of tax	9	—		9	2	—		2	11	—		11
Net income	1,625	63		1,688	1,412	19		1,431	3,037	82		3,119
Dividends and undistributed earnings allocated to participating securities(10)	(12)	(1)		(13)	(12)	—		(12)	(24)	(1)		(25)
Preferred stock dividends	(80)	—		(80)	(52)	—		(52)	(132)	—		(132)
Net income available to common stockholders	$1,533	$62		$1,595	$1,348	$19		$1,367	$2,881	$81		$2,962
Selected performance metrics:
Diluted EPS(10)	$3.24	$0.13		$3.37	$2.86	$0.04		$2.90	$6.10	$0.17		$6.27
Efficiency ratio	53.05%	(115	)bps	51.90%	51.83%	(35	)bps	51.48%	52.44%	(75	)bps	51.69%
Operating efficiency ratio	45.38	(114)		44.24	44.53	(35)		44.18	44.96	(75)		44.21

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of TCE, tangible assets and metrics computed using these amounts, which include tangible book value per common share, return on average tangible assets, return on average TCE and TCE ratio. We consider these metrics to be key financial performance measures that management uses in assessing capital adequacy and the level of returns generated. While our non-GAAP measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly-titled measures reported by other companies. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2020	2020	2019	2019	2019
(Dollars in millions)	Q2	Q1	Q4	Q3	Q2
Tangible Common Equity (Period-End)
Stockholders’ equity	$56,045	$56,830	$58,011	$58,235	$55,767
Goodwill and intangible assets(11)	(14,869)	(14,888)	(14,932)	(14,940)	(14,886)
Noncumulative perpetual preferred stock	(5,209)	(5,209)	(4,853)	(5,823)	(4,360)
Tangible common equity	$35,967	$36,733	$38,226	$37,472	$36,521
Tangible Common Equity (Average)
Stockholders’ equity	$57,623	$58,568	$58,148	$57,245	$54,570
Goodwill and intangible assets(11)	(14,880)	(14,930)	(14,967)	(14,908)	(14,900)
Noncumulative perpetual preferred stock	(5,209)	(5,382)	(5,506)	(4,678)	(4,360)
Tangible common equity	$37,534	$38,256	$37,675	$37,659	$35,310
Tangible Assets (Period-End)
Total assets	$421,296	$396,878	$390,365	$378,810	$373,619
Goodwill and intangible assets(11)	(14,869)	(14,888)	(14,932)	(14,940)	(14,886)
Tangible assets	$406,427	$381,990	$375,433	$363,870	$358,733
Tangible Assets (Average)
Total assets	$411,075	$390,380	$383,162	$374,905	$371,095
Goodwill and intangible assets(11)	(14,880)	(14,930)	(14,967)	(14,908)	(14,900)
Tangible assets	$396,195	$375,450	$368,195	$359,997	$356,195
__________

(1)	Regulatory capital metrics and capital ratios as of June 30, 2020 are preliminary and therefore subject to change.

(2)
In the first quarter of 2020, we elected to exclude from our regulatory capital ratios certain components of AOCI as permitted under the Tailoring Rules. As such, we revised our presentation herein to only include those components of AOCI that impact our regulatory capital ratios.

(3)	Total capital equals the sum of Tier 1 capital and Tier 2 capital.

(4)
Adjusted average assets for the purpose of calculating our Tier 1 leverage ratio represents total average assets adjusted for amounts that are deducted from Tier 1 capital, predominately goodwill and intangible assets. Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by adjusted average assets.

(5)	Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on common equity Tier 1 capital divided by risk-weighted assets.

(6)	Tier 1 capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.

(7)	Total capital ratio is a regulatory capital measure calculated based on total capital divided by risk-weighted assets.

(8)	TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets.

(9)	The adjustments for the following periods consist of:

	2020	2020	Six Months Ended	2019	2019	Six Months Ended
(Dollars in millions)	Q2	Q1	June 30, 2020	Q2	Q1	June 30, 2019
Legal reserve builds	$265	$45	$310	—	—	—
Cybersecurity Incident expenses, net of insurance	11	4	15	—	—	—
Walmart launch and related integration expenses	—	—	—	$54	$25	$79
Restructuring charges	—	—	—	28	—	28
Total	276	49	325	82	25	107
Income tax provision	3	12	15	19	6	25
Net income	$273	$37	$310	$63	$19	$82

(10)
Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total.

(11)	Includes impact of related deferred taxes.